                                                                    EXHIBIT 10.3

  INGRAM ENTERTAINMENT INC.
  Two Ingram Blvd., La Vergne, TN 37089          Thomas H. Lunn
  (615) 287-4144 * Fax (615) 287-4985            Vice Chairman


December 3, 1998


SPEEDSERVE.COM, INC.
Two Ingram Blvd.
La Vergne, TN 37089

Re: Supply Agreement

Ladies and Gentlemen:

The following is the supply agreement (the "Agreement") between SPEEDSERVE.COM, INC. ("SpeedServe") and Ingram Entertainment Inc. ("Ingram"). It is intended by Ingram and SpeedServe that the pricing and related terms and conditions (including freight and advertising) between them for the products covered by this Agreement be on a [***] basis; i.e. that SpeedServe receive from Ingram the
                        ---         ---
[***] made available by Ingram to other retailer customers, which order product
 ---
[***], i.e. use of EDI, order size per shipment, quantity, return privileges,
 ---   ---
etc. Thus, the prices and related terms and conditions set out below will be reviewed and modified to the extent necessary for SpeedServe to obtain such [***] status.
 ---

 1.  Rental Pricing:
     SpeedServe will receive Ingram gross cost plus [***] pricing on all rental
                                                     ---
     videocassette product (suggested retail price of [***] and higher).
                                                       ---
     SpeedServe will receive multi-pack pricing and discounts on single purchases of multi-pack titles.

 2.  Sell-through Pricing:
     SpeedServe will receive Ingram gross cost plus [***] pricing on catalog
                                                     ---
     sell-through videocassette product (i.e. product with suggested retail
                                         ----
     price of [***] and lower purchased 30 days after its most recent street
               ---
     date). Pricing on feature sell-through videocassette titles (i.e. titles
                                                                  ---
     released or re-released to the home video sell-through market with studio national goals of [***] million or more units) will be Ingram gross cost
                        ---
     plus [***].
           ---

 3.  Returns:
     SpeedServe will receive a [***] return allowance on all unopened
                                ---
     videocassette product in mint, resalable condition, provided that, for each title, Ingram and SpeedServe mutually agree on purchase quantities eligible for the [***] return allowance (quantities purchased in excess of the
              ---
     mutually agreed amount will be subject to a return allowance, if any, as mutually agreed on a case-by-case basis). SpeedServe will also receive return allowances

________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SPEEDSERVE.COM INC.
Page 2
December 3, 1998

     for damaged product. Damaged returns are limited to [***], on a title-by-
                                                          ---
     title basis, of net units purchased, plus passthrough of any additional damaged/defective return privileges granted by the studio for any particular title. Returns of product, damaged or undamaged, must be received by Ingram within [***] days of order shipment date. For all
                                ---
     returned product, credits will be applied to SpeedServe's account within [***] business days of receipt by Ingram.
      ---

4.   Video Games:
     SpeedServe will receive Ingram gross cost plus [***] pricing on video game
                                                     ---
     rental and sell-through titles.  SpeedServe will receive a [***] title-by-
                                                                 ---
     title return allowance on all unopened video game sell-through product in mint, resalable condition, provided Ingram and SpeedServe mutually agree on purchase quantities eligible for returns. Returns must be received by Ingram within [***] days after order shipment date.
                    ---

5.   DVD:
     SpeedServe will receive Ingram gross cost plus [***] pricing on DVD
                                                     ---
     purchases and a [***] return allowance on all unopened DVD product in mint,
                      ---
     resalable condition. Returns must be received by Ingram within [***] days
                                                                     ---
     after order shipment date.

6.   Audio Books:
     SpeedServe will receive a [***] discount off suggested retail price on
                                ---
     audio book rental product purchases. SpeedServe will receive a [***] return
                                                                     ---
     allowance on all unopened product in mint, resalable condition. Returns must be received by Ingram within [***] days after order shipment date.
                                        ---

7.   Previously Viewed Video Product:
     SpeedServe will receive Ingram gross cost plus [***] pricing on previously
                                                     ---
     viewed video product purchases. SpeedServe will be permitted to return all previously viewed video product that is refused by customers or is returned by customers for any reason. Returns must be received by Ingram within [***] days after order shipment date.
      ---

8.   Multimedia:
     SpeedServe will receive Ingram gross cost plus [***] pricing on CD ROM
                                                     ---
     product and net pricing on 3DO and Jaguar product. SpeedServe will receive a [***] return allowance on all unopened product in mint, resalable
        ---
     condition. Returns must be received by Ingram within [***] days after order
                                                           ---
     shipment date.

9.   Accessories:
     SpeedServe will receive Ingram gross cost plus [***] pricing on all
                                                     ---
     accessories.  SpeedServe will receive a [***] return allowance on all
                                              ---
     unopened product in mint,

____________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SPEEDSERVE.COM INC.
Page 3
December 3, 1998

     resalable condition. Returns must be received by Ingram within [***] days
                                                                     ---
     after order shipment date.

10.  Special Handling:
     For special handling (e.g. inserts), SpeedServe and Ingram shall agree in
                           ---
     advance on the pricing to be offered to SpeedServe, which will be on a "cost plus" basis.

11.  Terms:
     Payment terms will be net [***] days from invoice date for all product
                                ---
     purchases.

     SpeedServe understands that its credit line with Ingram will be as established or modified from time-to-time based upon Ingram's credit review and credit policies. Any amounts not paid when due will be subject to a late charge of [***] per month ([***] per annum) on the overdue balance
                     ---              ---
     (or, if less, the maximum amount permitted by applicable law). Payments received from SpeedServe will be credited first to unpaid interest as set out above.

12.  Advertising:
     Ingram earns co-op advertising dollars on purchases of certain product from studios. Each title released has a different co-op program, with current customary programs providing for [***]. Accrual is based on [***]. Whatever
                                       ---                        ---
     Ingram earns on purchases made by SpeedServe will be [***]. These amounts
                                                           ---
     will be [***] within 30 days after proof of performance (tear sheets,
              ---
     printed samples, audited radio scripts, applicable Internet advertising data, etc.) has been rendered and credit has been issued by the studio. SpeedServe acknowledges its understanding that the studios will only [***].
                                                                           ---
     Failure to comply with studio guidelines may result in reduction or elimination of eligibility for co-op accruals.

     Any MDF funding will be negotiated by SpeedServe and Ingram and will be authorized by the studio for specific purposes. This funding will be credited to SpeedServe after proof of performance has been rendered and credit has been issued by the studio according to the studio's guidelines. Failure to comply with studio guidelines may result in reduction or elimination of eligibility for MDF accruals. Ingram agrees to assist SpeedServe, during the three year period following the effective date of this Agreement, on a reasonable efforts basis, in the sale of advertising spaces on the BuyVideos.com (formerly VideoServe.com) web site (the "Advertising Spaces"). Ingram's assistance shall include, but not be limited to, introductions to marketing personnel within the various studios and help in devising strategies for solicitation of the Advertising Spaces. In the event that the sum of (a) advertising revenues generated from the sale of the Advertising Spaces, (b) [***] for which SpeedServe would
                                          ---
     qualify if it complied with studio guidelines (other than pricing guidelines), and (c) [***] for which SpeedServe would qualify if it
                           ---
     complied with studio

___________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SPEEDSERVE.COM IN
Page 4
December 3, 1998

     guidelines (other than pricing guidelines), in any month is less than [***]
                                                                            ---
     of the gross cost to Ingram of its products sold to SpeedServe, [***]
                                                                      ---
     Ingram of products returned by SpeedServe to Ingram in that month, Ingram shall pay to SpeedServe an amount equal to [***]. The parties acknowledge
                                                 ---
     that the studios historically have not placed any world-wide web/Internet advertising.

     If Ingram does the design and printing on any advertising collateral materials, SpeedServe will be liable to Ingram for Ingram's charges for those services, currently film charges at [***] per plate and a standard
                                                ---
     agency management mark-up on printing of [***].
                                               ---

13.  Freight:
     All freight will be paid by SpeedServe, or, if paid by Ingram, reimbursed by SpeedServe at Ingram's cost (including discounts).

14.  Term of Agreement:
     The term of this Agreement will commence on the date hereof and terminate on the day preceding the third anniversary of that date; provided, however,
                                                              --------  -------
     that Ingram may terminate this Agreement immediately in the event SpeedServe becomes more than 30 days past due or otherwise violates its credit terms with Ingram.

15.  Assignment:
     SpeedServe may not assign this Agreement without the express written consent of Ingram; provided, however, either party may assign this
                        --------  -------
     Agreement without such consent to any person or entity that acquires its business or substantially all of its assets, by merger, stock sale, or other means.



Ingram Entertainment Inc.                   SPEEDSERVE.COM, INC.


By:___________________________              By:_________________________
   Thomas H. Lunn                           Print Name:_________________
   Vice Chairman                            Title:______________________

__________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

August 23, 1999

Mr. Vern Fross
Senior Vice President, Sales and Marketing
Ingram Entertainment INC.
Two Ingram Blvd.
La Vergne, TN 37089

Re:  Amendment to Supply Agreement

Dear Vern:

This will amend the supply agreement between Ingram Entertainment Inc. and SPEEDSERVE.COM, INC. dated December 3, 1998 (the "Supply Agreement"). BUY.COM, INC. is the successor by merger to SPEEDSERVE.COM, INC., and all reference to SPEEDSERVE.COM, INC., SpeedServe, or BUY.COM in the Supply Agreement will be treated as references to BUY.COM, INC. When signed on behalf of Ingram Entertainment Inc., Section 12 of the Supply Agreement will be replaced with the following:

     12.  Advertising

          Ingram agrees to assist BUY.COM through December 2, 2001 on a best efforts basis, in the sale of advertising spaces on the BuyVideos and BuyGames web sites (the "Advertising Spaces"). Ingram's assistance shall include, but not be limited to, introductions to marketing personnel within the various studios, help in devising strategies for solicitation of the Advertising Spaces, participation in two annual BUY.COM vendor events, and BUY.COM's participation as a featured retailer at Ingram's annual video sales conference and key game retailer meetings. The term "Advertising Sales Revenues," for any month, refers to the advertising revenues accrued during that month by BUY.COM from the sale of the Advertising Spaces to vendors (regardless of whether or not Ingram assisted with those sales) and from any co-op, MDF, or other advertising amounts negotiated directly by BUY.COM with any video or game vendor and accrued during that month.

          Ingram earns co-op advertising dollars on purchases of certain products from studios. Each title released has a different co-op program, with current customary programs providing for [***]. Accrual of co-op
                                                    ---
     advertising dollars by Ingram is based on the price Ingram pays to the studio for the product purchased, rather than on the price paid for the products by the retailer to Ingram. Ingram will pass-through to BUY.COM funds outlined below for use on advertising video and game products for sale on the BUY.COM web sites. From [***], on a monthly basis, Ingram will
                                           ---
     directly pass-through funds to BUY.COM in an amount equal to [***] of (a)
                                                                   ---
     [***], on a monthly basis, Ingram will pass-through to BUY.COM an amount
     ----
     equal to [***], less any Advertising Sales Revenues in that month, subject
               ---
     to the right of BUY.COM to elect in writing at any time

___________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Ingram Entertainment Inc.
Amendment to Supply Agreement
August 23, 1999
Page 2

- --------------------------------------------------------------------------------

     to receive instead an amount equal to [***] of Ingram Net Product Cost in
                                            ---
     any month. From [***], on a monthly basis, Ingram will pass-through to
                      ---
     BUY.COM an amount equal to [***].
                                 ---

          BUY.COM will spend the amounts received from Ingram pursuant to the preceding paragraph on advertising video and game products on the BUY.COM web sites and/or other advertising programs involving video and game products. Product selection and BUY.COM pricing will be determined by BUY.COM and will not affect amounts paid by Ingram pursuant to the preceding paragraph. By the 5th of each month, Ingram will provide BUY.COM with a report showing the previous month's sales by Ingram to BUY.COM and a breakdown by product category of accrued pass-through funds. BUY.COM will bill Ingram by the 30th of each month for the BUY.COM advertising during that preceding month. Included in the BUY.COM billing package will be proof of performance such as screen shots and a detailed breakdown of Advertising Sales Revenues in that month. All billing will be based on BUY.COM's then current rate card. Amounts owed to BUY.COM by Ingram shall be credited via credit memo against any amount owed to Ingram by BUY.COM for products purchased by BUY.COM. These amounts will be credited to BUY.COM within 30 days of the billing date. Amounts owed by BUY.COM to Ingram for the purchase of products pursuant to this agreement shall be due and payable irrespective of Ingram's payment of pass-through funds to BUY.COM. Pass-through funds owed by Ingram to BUY.COM pursuant to this agreement shall be due and payable irrespective of BUY.COM's payment for product purchased under this agreement. Payments made pursuant to this paragraph are considered by the parties to be material to this agreement. Breach by a party of the payment terms of this paragraph shall entitle the non-breaching party to terminate this agreement after providing the breaching party with a 15 day notice to cure the breach.

          From time to time, BUY.COM may receive marketing funds directly from studios and other vendors. BUY.COM's receipt of such funds shall [***] by
                                                                        ---
     Ingram to BUY.COM pursuant to this agreement. In addition, any MDF and/or co-op funding negotiated by BUY.COM with any vendor [***] by Ingram to
                                                          ---
     BUY.COM pursuant to this agreement with the exception of the period of time from [***].
           ---

A new Section 16 shall be added to the agreement as shall read as follows:

     16.  Fulfillment Services

          BUY.COM will adopt the [***] based order delivery format to send
                                  ---
     orders to Ingram Entertainment.  Once this [***] format is operational (no
                                                 ---
     later than November 1, 1999, which date is referred to as the [***])
                                                                    ---
     BUY.COM will send orders in continuous

____________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Ingram Entertainment Inc.
Amendment to Supply Agreement
August 23, 1999
Page 3

- --------------------------------------------------------------------------------

     serial transmissions and Ingram will guarantee a minimum fulfillment service level for both priority and standard orders, as set out below.

          From and after the [***], priority orders (orders shipped for
                              ---
     overnight or 2nd day airfreight delivery) received by Ingram on any business day by [***] central time will be shipped on the same day. Orders
                      ---
     received after [***] central time will be shipped the following business
                     ---
     day.

          From and after the [***], standard orders (all other orders) received
                              ---
     on any business day by [***] central time will be shipped on the same day.
                             ---
     Orders received after [***] central time will be shipped the following
                            ---
     business day.

          Orders not sent in a continuous serial transmission will be filled within [***] hours of receipt.
             ---

          Each [***], Ingram will furnish a report to BUY.COM electronically
                ---
     indicating orders shipped, orders rejected due to incomplete information, and orders rejected due to unavailable product. In instances where Ingram fails to make the service level outlined above, Ingram will pay [***] for
                                                                      ---
     those orders.

Ingram acknowledges and consents to the assignment by SPEEDSERVE.COM INC. of its rights and obligations under the Supply Agreement to BUY.COM INC. BUY.COM INC., by its signature below, agrees to be bound by all the terms and conditions of the Supply Agreement as assigned. Except as amended by this letter agreement, the Supply Agreement will remain in full force and effect between our companies.

Sincerely,

  /s/ Greg Hawkins

Greg Hawkins
Chief Executive Officer


Accepted and Agreed this
24th day of August, 1999.

Ingram Entertainment Inc.

By:  /s/ Vern Fross
     --------------

______________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Ingram Entertainment Inc.
Amendment to Supply Agreement
August 23, 1999
Page 4

- --------------------------------------------------------------------------------

Print Name:  Vern Fross
             ----------

Title:  Sr. VP. Sales & Mkt.
        --------------------

Speedserve.Com Inc.

By:  /s/ Murray Williams
     -------------------

Print Name:  Murray Williams
             ---------------

Title:  CFO
        ---

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.